UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

Northfield Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35791	80-0882592
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

581 Main Street,	Woodbridge,	New Jersey	07095
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code:        (732) 499-7200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	NFBK	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders was held on May 28, 2025 (the “Annual Meeting”). The matters considered and voted on by Northfield Bancorp, Inc.'s (the “Company’s”) stockholders at the Annual Meeting and the votes of stockholders were as follows:

Matter 1. The election of the directors listed below.

NAME	FOR	WITHHELD	BROKER NON-VOTES
Gil Chapman*	25,677,212	2,726,986	5,526,933
Steven M. Klein*	26,908,040	1,496,158	5,526,933
Frank P. Patafio*	26,652,912	1,751,286	5,526,933
Paul V. Stahlin **	27,025,585	1,378,613	5,526,933
* Each to serve for a three-year term.
** To serve a one-year term.

Matter 2. An advisory (non-binding) resolution to approve the executive compensation described in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,238,672	1,509,089	656,437	5,526,933

Matter 3. An advisory (non-binding) proposal to approve the frequency of future stockholder votes on executive compensation described in the Proxy Statement.

1 Year	2 Years	3 Years	ABSTAIN	BROKER NON-VOTES
24,680,912	53,683	3,327,187	342,416	5,526,933

Matter 4. The ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

FOR	AGAINST	ABSTAIN
33,294,965	282,607	353,829

On May 28, 2025, at the Company’s 2025 Annual Meeting of Stockholders, the stockholders cast their votes with respect to the advisory vote on the frequency of future stockholder votes to approve, on an advisory basis, the compensation paid to the Company’s named executive officers. After considering the stockholder voting on this matter, in which the choice receiving the highest number of votes was “one year,” the Company’s Board of Directors has determined that it will hold future stockholder advisory votes on executive compensation every year, in accordance with the vote of its stockholders, until the next required vote of the Company’s stockholders on the frequency of stockholder advisory votes on executive compensation.
Item 9.01.    Financial Statements and Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHFIELD BANCORP, INC.
DATE: May 30, 2025	By:	/s/ William R. Jacobs
William R. Jacobs
Chief Financial Officer
(Principal Financial and Accounting Officer)